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                                                                    EXHIBIT 23.6

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use, in this Amendment No. 2 to Registration Statement No. 333-74221 of The Pantry, Inc. on Form S-1, of our report dated February 12, 1999 on the financial statements of Taylor Oil Company appearing in the Prospectus which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Edwards, Falls & Renegar, P.L.L.C.

Winston-Salem, North Carolina

May 5, 1999